UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12
Illumina, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 29, 2013.

Meeting Information
ILLUMINA, INC.	Meeting Type: Annual Meeting
For holders as of: April 2, 2013
Date: May 29, 2013 Time: 10:00 AM Pacific Time
Location: Meeting live via the Internet - please visit www.virtualshareholdermeeting.com/ILMN2013 and be sure to have the information that is printed in the box marked by the arrow à

	XXXX XXXX XXXX	(located on the following page).

ILLUMINA, INC. 5200 ILLUMINA WAY SAN DIEGO, CA 92122 ATTN: REBECCA CHAMBERS	You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow à			XXXX XXXX XXXX	(located on the following
page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
	1) BY INTERNET:	www.proxyvote.com
	2) BY TELEPHONE:	1-800-579-1639
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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 18, 2013 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote by Internet:
Before The Meeting:
Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow à

XXXX XXXX XXXX	(located on the following page) available and visit: www.proxyvote.com
During The Meeting:
Go to www.virtualshareholdermeeting.com/ILMN2013. Have the information that is printed in the box

marked by the arrow à	XXXX XXXX XXXX	(located on the following page) available and follow the
instructions.
Vote by Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote
FOR the following:
1.     Election of Directors with Terms Expiring in 2016
Nominees:
01) Gerald Möller, Ph.D.
02) David R. Walt, Ph.D.
Election of Director with Term Expiring in 2014
Nominee:
03) Robert S. Epstein, M.D.

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

2.     To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 29, 2013

3.     To approve, on an advisory basis, the compensation of the named executive officers as disclosed in the Proxy Statement

4.     To approve an amendment to the Illumina, Inc. 2005 Stock and Incentive Plan to increase the number of shares available for issuance by
5,000,000 shares and to extend the termination date of the plan until June 28, 2016

NOTE: Such other business as may properly come before the meeting or any adjournment thereof